UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2007

KEY HOSPITALITY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	6770	20-2742464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Becker Farm Road, Roseland, New Jersey	07068
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 992-3707

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General

As previously disclosed, on March 22, 2007, Key Hospitality Acquisition Corporation (“Key”) entered into an agreement and plan of merger (“Original Merger Agreement”) by which it will acquire Cay Clubs LLC and its affiliated companies (collectively, “Cay Clubs”).

As a result of the decline in Cay Clubs' business during the first half of 2007, Key and Cay Clubs agreed to restructure the Original Merger Agreement and entered into an Amended and Restated Agreement and Plan of Merger, dated August 2, 2007 (the “Amended and Restated Merger Agreement”), which among other things, reduces the consideration to be paid in the merger to the members of Cay Clubs to 26,666,667 Key shares (excluding up to 32,000,000 potential earn-out shares) and changes the structure of the merger to negate potential adverse tax consequences to the members of Cay Clubs. Key's board of directors believes that the 46.7% reduction in the initial consideration (excluding up to 32,000,000 potential earn-out shares) to be paid to Cay Clubs' members, from 50,000,000 Key shares to 26,666,667 Key shares, makes the proposed transaction fair to Key's stockholders. In addition, Key's stockholders prior to its initial public offering (the “Key Initial Stockholders”), including all of its officers and directors, as a condition to closing, will have agreed to place an aggregate of 500,000 shares of Key common stock currently owned (out of their 1,499,995 shares) by them in escrow to be released only if the combined company meets certain earnings targets in 2008, 2009 and 2010.

The Parties

The parties to the Amended and Restated Merger Agreement are:

•	Key, a Delaware corporation;

•
Cay Clubs, Inc. (“New Key”), a newly incorporated Delaware corporation that is currently a wholly owned subsidiary of Key but, upon consummation of the mergers, will become the holding company of Key and Cay Clubs. New Key was formed solely in contemplation of the mergers, has not commenced any operations, has only nominal assets and has no liabilities or contingent liabilities, nor any outstanding commitments other than as set forth in the Amended and Restated Merger Agreement;

•
New Key Merger Sub Inc. (“New Key Merger Sub”) is a wholly owned subsidiary of New Key formed solely to effect the Key Merger and has not conducted and will not conduct any business during any period of its existence. Pursuant to the Amended and Restated Merger Agreement, New Key Merger Sub Inc. will merge with and into Key, with Key continuing as the surviving corporation and a wholly owned subsidiary of New Key;

•
Key Merger Sub LLC (“Cay Merger Sub”), a newly formed limited liability company, is a wholly owned subsidiary of New Key formed solely to effect the Cay Merger and has not conducted and will not conduct any business during any period of its existence. Pursuant to the Amended and Restated Merger Agreement, Cay Merger Sub will merge with and into Cay Clubs, with Cay Clubs continuing as the surviving corporation and a wholly owned subsidiary of New Key;

•	Cay Clubs, a Florida limited liability company;

•	F. Dave Clark Irrevocable Trust, owner of two-thirds of the membership interests of Cay Clubs (“Clark Trust”), of which Dave Clark is the trustee (“Mr. Clark”); and

•	David Schwarz, owner of the remaining one-third of the membership interests of Cay Clubs (“Mr. Schwarz”).

The Acquisition Structure

Under the terms of the Amended and Restated Merger Agreement:

•
The Amended and Restated Merger Agreement provides for the merger of New Key Merger Sub, a wholly-owned subsidiary of New Key, with and into Key, with Key surviving the merger as a wholly-owned subsidiary of New Key, and for the merger after the Key Merger of Cay Merger Sub, another wholly-owned subsidiary of New Key, with and into Cay Clubs, with Cay Clubs surviving the merger as a wholly-owned subsidiary of New Key, the new public company resulting from the transaction. Current Key stockholders will receive shares in New Key to replace their current Key shares, and any shares issuable to Cay Clubs’ members in the transaction will be shares of New Key.

•	All of the outstanding membership interests of Cay Clubs LLC will be acquired by New Key, with all of the subsidiaries of Cay Clubs LLC surviving the transaction as subsidiaries of New Key.

Transaction Consideration

At the closing, New Key will issue 26,666,667 shares of its common stock to the members of Cay Clubs in exchange for all of the membership interests of Cay Clubs outstanding immediately prior to the merger. Additionally, provided that the transactions contemplated are completed, the Clark Trust and Mr. Schwarz may receive up to an aggregate of 32,000,000 additional shares in accordance with the following performance criteria: (i) for 2008, 6,000,000 shares will be earned and issued if net income exceeds $42 million and an additional 5,000,000 shares will be earned and issued if net income exceeds $52 million; (ii) for 2009, 6,000,000 shares will be earned and issued if net income exceeds $60 million and an additional 5,000,000 shares will be earned and issued if net income exceeds $70 million; and (iii) for 2010, 5,500,000 shares will be earned and issued if net income exceeds $72 million and an additional 4,500,000 shares will be earned and issued if net income exceeds $82 million.

The proposed agreement with Sunvest is no longer being contemplated between the parties and, accordingly, is no longer a condition to the completion of the merger.

Indemnification and Escrow

As the sole remedy for the indemnity obligations set forth in the Amended and Restated Merger Agreement, 5,000,000 shares of New Key common stock, otherwise payable to the Cay Clubs’ members, shall be deposited in escrow. These escrow shares will be subject to the terms and conditions of an escrow agreement to be entered into at the closing. The terms of such escrow agreement will provide that, depending on the amount of any paid claims, pending claims or claims that have not been applied against a $500,000 deductible, (i) 2,500,000 shares of New Key common stock (50% of the original escrow amount) will be released 12 months and one day subsequent to the closing of the merger and (ii) the remainder of the original escrow amount will be released 18 months and one day subsequent to the closing of the merger, subject to any reserves as described below. Key and its representatives, successors and permitted assigns shall be entitled to indemnification to be satisfied out of the escrowed shares for any damages, whether as a result of any third party claim or otherwise, and which arise from or in connection with the breach of representations and warranties and agreements and covenants of Cay Clubs under the Amended and Restated Merger Agreement. The representations, warranties, covenants and agreements of Cay Clubs shall survive the closing until 18 months after the closing date. The aggregate liability for losses under the Amended and Restated Merger Agreement shall not exceed $37,500,000.

For purposes of satisfying an indemnification claim, shares of New Key common stock will be valued at $7.50 per share. Claims for indemnification may be asserted by New Key once the damages exceed $500,000 and are indemnifiable to the extent that damages exceed $500,000; provided however that such deductible will not be applicable to claims arising from fraud, willful misrepresentation or willful misconduct.

Any shares of New Key common stock remaining in the escrow account 18 months following the closing shall be released to the Cay Clubs’ members pro rata, except those shares reserved against any claims arising prior to that date, if same have not been adjudicated, settled, dismissed or otherwise resolved in its entirety with respect to Cay Clubs and its subsidiaries and affiliates prior to such date, in such amounts and manner as prescribed in the escrow agreement.

Escrow of 500,000 Shares by Key Initial Stockholders

In addition to the conditions to the completion of the merger previously disclosed, pursuant to the Amended and Restated Merger Agreement, as a condition to the closing of the merger, the Key Initial Stockholders shall have agreed to place an aggregate of 500,000 shares of their Key common stock in escrow on the following terms and conditions: each of Jeffrey S. Davidson (153,518 shares), Udi Toledano (60,821 shares), Janet Toledano (42,333 shares), Trust F/B/O Alexander & Anna Toledano DTD 9/2/93 (22,222 shares), W. Thomas Parrington (55,555 shares), Glyn F. Aeppel (40,000 shares), Stephen B. Siegel (33,334 shares), Robert and Laurie Chefitz (33,334 shares), Dr. Michael J. Signorelli (22,222 shares), Burton Koffman (17,778 shares), Rick Davidson (13,883 shares) and Elkhorn Partners Limited Partnership (5,000 shares) shall have placed such shares in escrow to be released to each Key Initial Stockholder, pro rata in accordance with the amounts placed in such escrow, on the following conditions: (i) for 2008, an aggregate of 100,000 shares to be released if after tax earnings of the company are $42,000,000 or higher and an additional 70,000 shares will be released if after tax earnings in such period is $52,000,000 or higher, (ii) for 2009, an aggregate of 100,000 shares to be released if after tax earnings of the company is $60,000,000 or higher and an additional 70,000 shares will be released if after tax earnings in such period is $70,000,000 or higher, and (iii) for 2010, an aggregate of 100,000 shares to be released if after tax earnings of the company is $72,000,000 or higher and an additional 60,000 shares will be released if after tax earnings in such period is $82,000,000 or higher. Any shares not released from escrow under this provision shall be forfeited and returned to New Key.

Termination

Pursuant to the Original Merger Agreement, if the transactions contemplated thereby were not closed by October 20, 2007, the Original Merger Agreement was terminable by Key or Cay Clubs. The Amended and Restated Merger Agreement extends the termination date from October 20, 2007 to October 28, 2007.

With the exception of the provisions described above, the Amended and Restated Merger Agreement materially altered no other provisions of the Original Merger Agreement.

The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Merger Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

At closing, the members of Cay Clubs will receive an aggregate of 26,666,667 shares of New Key common stock in exchange for all membership interests of Cay Clubs outstanding immediately prior to the merger. Additionally, the Clark Trust and Mr. Schwarz may receive up to an aggregate of 32,000,000 additional shares of New Key common stock if certain performance targets are met as described above in Item 1.01. These shares of Key common stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements as provided in Section 4(2) of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K, and other statements Key may make, including statements about the benefits of the merger, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to Key’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “expect,” “anticipate,” “forecasts,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Key’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Key’s filings with the SEC. Key’s filings with the SEC are accessible on the SEC’s website at http://www.sec.gov. Forward-looking statements speak only as of the date they are made. In particular, the anticipated timing and benefits of the consummation of the Merger is uncertain and could be affected by many factors, including, without limitation, the following: the scope and timing of SEC and other regulatory agency review; Cay Clubs’ ability to compete in real estate and hospitality markets where it conducts business; Cay Clubs’ ability to obtain necessary permits and approvals for the development of its lands; the availability of capital to Cay Clubs and its ability to effect growth strategies successfully; Cay Clubs’ ability to pay principal and interest on its current and future debts; natural disasters; and changes in general economic and financial market conditions.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Key filed a proxy statement with the U.S. Securities and Exchange Commission. Stockholders of Key, and other interested persons, are advised to read, when available, Key's preliminary proxy statement and definitive proxy statement (collectively, “Proxy Statements”) in connection with Key's solicitation of proxies for the special meeting of stockholders to be held in connection with the proposed acquisition because these Proxy Statements will contain important information. The definitive proxy statement will be mailed to the stockholders of Key. Key stockholders will be able to obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Key Hospitality Acquisition Corporation, 4 Becker Farm Road, Roseland, New Jersey 07068, Tel: (973) 992-3707.

Key and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Key in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the Proxy Statements of Key described above.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
10.1
Amended and Restated Agreement and Plan of Merger dated as of August 2, 2007 among Key Hospitality Acquisition Corporation, Cay Clubs, Inc., Key Merger Sub, LLC, Key Merger Sub, Inc., Cay Clubs LLC, and the members of Cay Clubs LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY HOSPITALITY ACQUISITION CORPORATION
Dated: August 2, 2007

	By:	/s/ Jeffrey S. Davidson
	Name:	Jeffrey S. Davidson
	Title:	Co-Chairman and Chief Executive Officer